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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-77590, 2-95258, 2-33661 and 33-51257.

/s/ Arthur Andersen
New York, New York
March 29, 1996